Finisar Corporation Files Form 10-K Report With Final Fiscal 2012 Financial Statements

SUNNYVALE, CA -- (Marketwire - June 29, 2012) - Finisar Corporation (NASDAQ: FNSR), a global technology leader for subsystems and components for fiber optic communications, today announced it has filed its annual report on Form 10-K for its fiscal year ended April 30, 2012 with the Securities and Exchange Commission. The Form 10-K includes the Company's final audited financial statements for the fiscal year ended April 30, 2012.

The final audited financial statements include a gain of $4.9 million related to the remeasurement of the carrying value of a cash liability under a contingent consideration arrangement associated with the Company's acquisition of Ignis ASA in May 2011. This gain was not included in the Company's preliminary unaudited financial results for the fourth quarter and fiscal year ended April 30, 2012, which the Company announced in a press release dated June 11, 2012.

The contingent consideration arrangement requires the release of up to approximately $14.3 million from a previously established escrow account to the former shareholders of one of Ignis' subsidiaries if during calendar years 2011 and 2012 the subsidiary achieves specified levels of revenues, revenue growth, EBITDA and cash flow and successfully launches a new product. The acquisition-date fair value of the contingent consideration arrangement was $13.6 million. The Company estimated the fair value of the contingent consideration using a probability-weighted discounted cash flow model, based on an assumption of 100% probability of achieving these milestones. In the fourth quarter of fiscal 2012, $9.0 million was released from the escrow to such former shareholders based upon achievement of the calendar year 2011 milestones. The Company now believes that the probability of achieving the calendar year 2012 milestones is zero. Accordingly, the Company has remeasured the fair value of the remaining contingent consideration liability as of April 30, 2012 and recorded a gain of $4.9 million as other income in the consolidated statement of operations for the year ended April 30, 2012. The net after tax effect of this gain was to increase the Company's net income from $13.2 million, or $.14 per share, as previously reported, to $18.0 million, or $.20 per share, for the fourth quarter ended April 30, 2012, and from $38.1 million, or $.42 per share, as previously reported, to $43.0 million, or $.47 per share, for the fiscal year ended April 30, 2012. There still remains $5.0 million of cash in the escrow account, which is classified as prepaid expenses in the consolidated balance sheet as of April 30, 2012.

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles, or GAAP, the June 11, 2012 press release reported supplemental information regarding the Company's operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or which occur relatively infrequently and which management considers to be outside the Company's core operating results. The Company considers the $4.9 million gain on reversal of contingent consideration liability described above to be an infrequent item outside the Company's core operating results. Accordingly, the Company's non-GAAP measures for the fourth quarter and fiscal year were unaffected by this gain. A revised reconciliation of these non-GAAP measures to the comparable GAAP results contained in the Form 10-K is provided under the heading "Finisar Non-GAAP Financial Measures" below.

ABOUT FINISAR
Finisar Corporation (NASDAQ: FNSR) is a global technology leader for fiber optic subsystems and components that enable high-speed voice, video and data communications for telecommunications, networking, storage, wireless, and cable TV applications. For more than 20 years, Finisar has provided critical optics technologies to system manufacturers to meet the increasing demands for network bandwidth and storage. Finisar is headquartered in Sunnyvale, California, USA with R&D, manufacturing sites, and sales offices worldwide. For additional information, visit www.finisar.com.

FINISAR NON-GAAP FINANCIAL MEASURES

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles, or GAAP, Finisar provides supplemental information regarding the Company's operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or which occur relatively infrequently and which management considers to be outside our core operating results. Some of these non-GAAP measures also exclude the ongoing impact of historical business decisions made in different business and economic environments. Management believes that tracking non-GAAP gross profit, non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share provides management and the investment community with valuable insight into our current operations, our ability to generate cash and the underlying business trends which are affecting our performance. These non-GAAP measures are used by both management and our Board of Directors, along with the comparable GAAP information, in evaluating our current performance and planning our future business activities. In particular, management finds it useful to exclude non-cash charges in order to better correlate our operating activities with our ability to generate cash from operations and to exclude certain cash charges as a means of more accurately predicting our liquidity requirements. We believe that these non-GAAP measures, when used in conjunction with our GAAP financial information, also allow investors to better evaluate our financial performance in comparison to other periods and to other companies in our industry.

In calculating non-GAAP gross profit in this release, we have excluded the following items from cost of revenues in applicable periods:

  Changes in excess and obsolete inventory reserve (predominantly non-cash charges or non-cash benefits);
  Amortization of acquired technology (non-cash charges related to technology obtained in acquisitions);
  Stock-based compensation expense (non-cash charges);
  The cost of covering employee and employer tax liabilities arising from the special investigation into our historical stock option granting practices (non-recurring cash charges);
  Acquisition method accounting adjustment for sale of acquired inventory (non-cash charges);
  Expense related to recent flooding in Thailand (non-recurring charges); and
  Reduction in force costs (non-recurring cash charges).

In calculating non-GAAP operating income in this release, we have excluded the same items to the extent they are classified as operating expenses, and have also excluded the following items in applicable periods:

  Gain or loss on litigation settlements and resolutions and related costs (non-recurring cash charges or benefits);
  Shareholder class action and derivative litigation costs (non-recurring cash expenses associated with the derivative litigation related to our historical stock option granting practices and related to the class action and derivative litigation related to our March 8, 2011 earnings announcement);
  Acquisition related costs (non-recurring cash charges);
  Amortization of purchased intangibles (non-cash charges); and
  Restructuring costs and recoveries (non-recurring cash charges).

In calculating non-GAAP income from continuing operations and non-GAAP income from continuing operations per share in this release, we have also excluded the following items in applicable periods:

  Interest income on legal settlements and resolutions (non-recurring benefits);
  Amortization of discount on convertible debt and imputed interest expense (non-cash charges);
  Imputed interest expense related to restructuring (amortization of imputed interest expense associated with previously incurred restructuring costs);
  Gains and losses on sales of assets (non-recurring or non-cash losses and cash gains related to the periodic disposal of assets no longer required for current activities);
  Dollar denominated foreign exchange transaction losses (gains) (non-cash charges);
  Gain on fair value remeasurement of contingent consideration liability (non-recurring benefits);
  Other miscellaneous expenses (income) (non-recurring charges or benefits);
  Loss related to minority and equity method investments (non-cash charges);
  Debt extinguishment loss (non-recurring charges);
  Fair value re-measurement of equity investment (non-cash gain from re-measurement of value of prior investment in an investee); and
  Differences between cash payable for income taxes and the provision for income taxes in accordance with GAAP, less discrete items.

In calculating non-GAAP income (loss) per share in this release, we have included the shares issuable upon conversion of our outstanding convertible notes and excluded the interest expenses associated with such notes in such periods where such treatment is dilutive to non-GAAP income (loss) per share.

A reconciliation of this non-GAAP financial information to the corresponding GAAP information is set forth below:

                            Finisar Corporation
      Reconciliation of Results of Operations under GAAP and non-GAAP
                   (in thousands, except per share data)

                                                                    Three
                                                                    Months
                       Three Months Ended    Twelve Months Ended    Ended
                      --------------------  --------------------  ---------
                      April 30,  April 30,  April 30,  April 30,   January
                         2012       2011       2012       2011     29, 2012
                      ---------  ---------  ---------  ---------  ---------
                                           (Unaudited)
                      -----------------------------------------------------
GAAP to non-GAAP
 reconciliation of
 gross profit:
Gross profit - GAAP   $  65,480  $  74,909  $ 273,344  $ 312,272  $  71,102
Gross margin - GAAP        27.3%      31.6%      28.7%      32.9%      29.3%
Adjustments:
Cost of revenues
 Change in excess and
  obsolete inventory
  reserve                 5,027      3,737     10,370      9,306      1,732
 Amortization of
  acquired technology     1,515      1,071      6,311      4,685      1,637
 Stock compensation       1,139      1,388      6,281      4,797      1,596
 Payroll taxes
  related to options
  investigation               -          -          -        (83)         -
 Acquisition method
  accounting
  adjustment for sale
  of acquired
  inventory                 963          -      4,998         11        952
 Flood-related
  expense                 1,222          -      1,222          -          -
 Reduction in force
  costs                      62          7        906         50        243
                      ---------  ---------  ---------  ---------  ---------
  Total cost of
   revenue
   adjustments            9,928      6,203     30,088     18,766      6,160
Gross profit - non-
 GAAP                    75,408     81,112    303,432    331,038     77,262
Gross margin - non-
 GAAP                      31.4%      34.2%      31.9%      34.9%      31.8%

GAAP to non-GAAP
 reconciliation of
 operating income:
Operating income -
 GAAP                    12,111     21,265     39,326    111,716     11,308
Operating margin -
 GAAP                       5.0%       9.0%       4.1%      11.8%       4.7%
Adjustments:
Total cost of revenue
 adjustments              9,928      6,203     30,088     18,766      6,160
Research and
 development
 Reduction in force
  costs                      35         21        801         51        693
 Stock compensation       2,288      2,162      9,123      6,509      2,200
 Payroll taxes
  related to options
  investigation               -          -          -       (118)         -
Sales and marketing
 Reduction in force
  costs                      36         46         36        270          -
 Stock compensation         727        653      3,105      2,168        747
 Payroll taxes
  related to options
  investigation               -          -          -        (42)         -
General and
 administrative
 Reduction in force
  costs                      41         15      1,055        136         51
 Stock compensation       1,768      1,421      7,467      5,057      1,746
 Payroll taxes
  related to options
  investigation               -          -          -        (73)         -
 Acquisition related
  costs                       -        995      1,602        995        304
 Litigation
  settlements and
  resolutions and
  related costs          (7,422)       (94)    (7,515)       778       (185)
 Shareholder class
  action and
  derivative
  litigation costs          447          -      1,072          -        (10)
Amortization of
 purchased
 intangibles                897        382      3,494      1,531        959
Restructuring
 recoveries                   -          -       (322)         -          -
                      ---------  ---------  ---------  ---------  ---------
  Total cost of
   revenue and
   operating expense
   adjustments            8,745     11,804     50,006     36,028     12,665
Operating income -
 non-GAAP                20,856     33,069     89,332    147,744     23,973
Operating margin -
 non-GAAP                   8.7%      14.0%       9.4%      15.6%       9.9%

GAAP to non-GAAP
 reconciliation of
 income from
 continuing
 operations:
Income from
 continuing
 operations - GAAP       18,015     16,352     42,993     88,379      8,909
Total cost of revenue
 and operating
 expense adjustments      8,745     11,804     50,006     36,028     12,665
Interest income from
 legal settlement          (434)         -       (434)         -          -
Non-cash imputed
 interest expenses on
 convertible debt             -          -          -        742          -
Imputed interest
 related to
 restructuring              133         73        805        147        206
Other income
 (expense), net
 Loss (gain) on sale
  of assets                   3       (144)        (4)        17       (229)
 Loss related to
  minority and equity
  method investments          -        413        619        413          -
 Gain on fair value
  remeasurement of
  contingent
  consideration
  liability              (4,853)         -     (4,853)         -          -
 Other miscellaneous
  expenses (income)        (424)         -        177        (61)       351
 Foreign exchange
  transaction loss
  (gain)                    506        574        226      2,393        362
 Debt extinguishment
  loss                        -      2,652        419      9,218          -
 Gain of fair value
  measurement of
  minority equity-
  method investment          (3)         -     (5,432)         -          -
Provision for income
 taxes
 Income tax provision
  adjustments            (1,454)       389     (1,345)     1,472       (386)
                      ---------  ---------  ---------  ---------  ---------
Total adjustments         2,219     15,761     40,184     50,369     12,969
                      ---------  ---------  ---------  ---------  ---------
Income from
 continuing
 operations - non-
 GAAP                    20,234     32,113     83,177    138,748     21,878
                      ---------  ---------  ---------  ---------  ---------

GAAP to non-GAAP
 reconciliation of
 loss from
 discontinued
 operations:
Loss from
 discontinued
 operations - GAAP            -          -          -       (284)         -
Loss from
 discontinued
 operations - non-
 GAAP                         -          -          -       (284)         -
                      ---------  ---------  ---------  ---------  ---------

GAAP to non-GAAP
 reconciliation of
 net income:
Net income - GAAP        18,015     16,352     42,993     88,095      8,909
 Total adjustments
  from continuing
  operations              2,219     15,761     40,184     50,369     12,969
 Total adjustments
  from discontinued
  operations                  -          -          -          -          -
                      ---------  ---------  ---------  ---------  ---------
Total adjustments         2,219     15,761     40,184     50,369     12,969
                      ---------  ---------  ---------  ---------  ---------
Net income, non-GAAP  $  20,234  $  32,113  $  83,177  $ 138,464  $  21,878
                      =========  =========  =========  =========  =========

Non-GAAP income from
 continuing
 operations           $  20,234  $  32,113  $  83,177  $ 138,748  $  21,878
Add: interest expense
 for dilutive
 convertible notes          539        560      2,156      4,595        539
                      ---------  ---------  ---------  ---------  ---------
Non-GAAP adjusted
 income from
 continuing
 operations           $  20,773  $  32,673  $  85,333  $ 143,343  $  22,417
                      =========  =========  =========  =========  =========

Non-GAAP income per
 share from
 continuing
 operations - basic   $    0.22  $    0.36  $    0.92  $    1.72  $    0.24
Non-GAAP income per
 share from
 continuing
 operations - diluted $    0.21  $    0.33  $    0.87  $    1.55  $    0.23

Shares used in
 computing non-GAAP
 net income per share
 from continuing
 operations - basic      91,349     89,584     90,823     80,582     91,001
Shares used in
 computing non-GAAP
 net income per share
 from continuing
 operations - diluted    98,528     97,837     97,935     92,715     97,781

Non-GAAP EBITDA -
 Continuing
 operations
Non-GAAP income from
 continuing
 operations           $  20,234  $  32,113  $  83,177  $ 138,748  $  21,878
Depreciation expense     12,583      9,922     45,561     35,694     11,388
Amortization                227        208        851      1,050        208
Interest expense            444        504      2,272      4,946        505
Income tax expense          667        242      3,350      2,976      1,261
                      ---------  ---------  ---------  ---------  ---------
Non-GAAP EBITDA -
 continuing
 operations           $  34,155  $  42,989  $ 135,211  $ 183,414  $  35,240
                      ---------  ---------  ---------  ---------  ---------

Non-GAAP EBITDA -
 Discontinued
 operations
Non-GAAP income from
 discontinuing
 operations                   -          -          -       (284)         -
Depreciation expense          -          -          -          -          -
                      ---------  ---------  ---------  ---------  ---------
Non-GAAP EBITDA -
 Discontinued
 operations           $       -  $       -  $       -  $    (284) $       -
                      ---------  ---------  ---------  ---------  ---------

                      ---------  ---------  ---------  ---------  ---------
Total Non-GAAP EBITDA $  34,155  $  42,989  $ 135,211  $ 183,130  $  35,240
                      =========  =========  =========  =========  =========

Investor Contact:
Kurt Adzema
Chief Financial Officer
408-542-5050
or
Investor.relations@finisar.com

Press contact:
Victoria McDonald
Sr. Manager, Corporate Communications
408-542-4261